UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 15, 2023

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.

1-3526	The Southern Company	58-0690070
(A Delaware Corporation)
30 Ivan Allen Jr. Boulevard, N.W.
Atlanta, Georgia 30308
(404) 506-5000

The name and address of the registrant have not changed since the last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
The Southern Company	Common Stock, par value $5 per share	SO	New York Stock Exchange
The Southern Company	Series 2017B 5.25% Junior Subordinated Notes due 2077	SOJC	New York Stock Exchange
The Southern Company	Series 2020A 4.95% Junior Subordinated Notes due 2080	SOJD	New York Stock Exchange
The Southern Company	Series 2020C 4.20% Junior Subordinated Notes due 2060	SOJE	New York Stock Exchange
The Southern Company	Series 2021B 1.875% Fixed-to-Fixed Reset Rate Junior Subordinated Notes due 2081	SO 81	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.
On May 15, 2023, The Southern Company (the “Company”) entered into Underwriting Agreements covering the issue and sale of $750,000,000 aggregate principal amount of its Series 2023B 4.85% Senior Notes due June 15, 2028 (the “Series 2023B Senior Notes”) and $750,000,000 aggregate principal amount of its Series 2023C 5.20% Senior Notes due June 15, 2033 (the “Series 2023C Senior Notes”). Both the Series 2023B Senior Notes and the Series 2023C Senior Notes were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement (Registration No. 333-253286) of the Company.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.
1.3(a)
Underwriting Agreement relating to the Series 2023B Senior Notes, dated May 15, 2023, among the Company and Barclays Capital Inc., BofA Securities, Inc., MUFG Securities Americas Inc., RBC Capital Markets, LLC, U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC, as representatives of the several Underwriters named in Schedule I thereto.

1.3(b)
Underwriting Agreement relating to the Series 2023C Senior Notes, dated May 15, 2023, among the Company and Barclays Capital Inc., BofA Securities, Inc., MUFG Securities Americas Inc., RBC Capital Markets, LLC, U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC, as representatives of the several Underwriters named in Schedule I thereto.

4.4(a)	Twenty-Eighth Supplemental Indenture to Senior Note Indenture dated as of May 18, 2023, providing for the issuance of the Series 2023B Senior Notes.

4.4(b)	Twenty-Ninth Supplemental Indenture to Senior Note Indenture dated as of May 18, 2023, providing for the issuance of the Series 2023C Senior Notes.

4.9(a)	Form of the Series 2023B Senior Note (included in Exhibit 4.4(a) above).

4.9(b)	Form of the Series 2023C Senior Note (included in Exhibit 4.4(b) above).

5.1(a)	Opinion of Troutman Pepper Hamilton Sanders LLP relating to the Series 2023B Senior Notes.

5.1(b)	Opinion of Troutman Pepper Hamilton Sanders LLP relating to the Series 2023C Senior Notes.

8.1(a)	Tax Opinion of Troutman Pepper Hamilton Sanders LLP relating to the Series 2023B Senior Notes.

8.1(b)	Tax Opinion of Troutman Pepper Hamilton Sanders LLP relating to the Series 2023C Senior Notes.

23.1	Consent of Troutman Pepper Hamilton Sanders LLP (included in Exhibit 5.1(a) above).

23.2	Consent of Troutman Pepper Hamilton Sanders LLP (included in Exhibit 5.1(b) above).

23.3	Consent of Troutman Pepper Hamilton Sanders LLP (included in Exhibit 8.1(a) above).

23.4	Consent of Troutman Pepper Hamilton Sanders LLP (included in Exhibit 8.1(b) above).

104	Cover Page Interactive Data File – The cover page iXBRL tags are embedded within the inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2023	THE SOUTHERN COMPANY
	By	/s/Melissa K. Caen
Melissa K. Caen Assistant Secretary
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